UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 20, 2020

THE HARTFORD FINANCIAL SERVICES GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13958	13-3317783
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
The Hartford Financial Services Group, Inc.
One Hartford Plaza, Hartford, Connecticut 06155
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (860) 547-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HIG	The New York Stock Exchange
6.10% Notes due October 1, 2041	HIG 41	The New York Stock Exchange
7.875% Fixed-to-Floating Rate Junior Subordinated Debentures due 2042	HGH	The New York Stock Exchange
Depositary Shares, Each Representing a 1/1,00th Interest in a Share of 6.000% Non-Cumulative Preferred Stock, Series G, par value $0.01 per share	HIG PR G	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
☐ Emerging growth company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On February 20, 2020, the board of directors (the "Board") of The Hartford Financial Services Group, Inc. (the "Company") elected Matt Winter as director of the Board commencing on February 24, 2020. Mr. Winter was appointed to serve on the Board’s Finance, Investment and Risk Management Committee effective February 24, 2020; and Compensation and Management Development Committee, effective May 20, 2020.

The Board has determined that Mr. Winter does not have a direct or indirect interest in any transaction with the Company that would qualify as a related party transaction under Item 404(a) of Regulation S-K, and that he meets the applicable independence requirements of the New York Stock Exchange and the Company's Corporate Governance Guidelines.

As compensation for the remainder of the 2019-2020 Board service year, Mr. Winter will receive a pro rata portion of the Company’s annual cash retainer for non-management directors of $100,000 in the amount of $25,000 and a pro rata portion of the Company’s equity compensation annual retainer of $160,000 in the form of restricted stock units valued at $40,000. The restricted stock units will be granted on the second trading day following the filing of the Company’s Form 10-K for the year ended December 31, 2019, based on the Company’s closing stock price on the grant date.

In addition, Mr. Winter will participate in other non-management director compensation arrangements described in the Company’s 2019 proxy statement, including receiving $100,000 of Group Term Life and $750,000 of Accidental Death and Dismemberment insurance and reimbursement for all travel expenses incurred in connection with his Board service.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.

101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 20, 2020	By:	/s/ Donald C. Hunt
		Name:	Donald C. Hunt
		Title:	Corporate Secretary